Exhibit 10.32

AMENDMENT NO. 7

TO

FINANCING AGREEMENT

THIS AMENDMENT NO. 7 (this “Amendment”) is entered into as of December 16, 2008, by and among RAFAELLA APPAREL GROUP, INC., a Delaware corporation (“Borrower”), VERRAZANO, INC., a New York corporation (“Verrazano”), HSBC BANK USA, NATIONAL ASSOCIATION (“HSBC”) and the other financial institutions which are now or which hereafter become a party hereto (each a “Lender” and collectively, the “Lenders”) and HSBC, as agent for the Lenders (in such capacity, the “Agent”).

BACKGROUND

Borrower, Verrazano, Agent and Lenders are parties to a Financing Agreement dated June 20, 2005 (as amended by Amendment No. 1 to Financing Agreement dated as of March 31, 2006, Amendment No. 2 to Financing Agreement effective as of December 31, 2006, Consent and Amendment No. 3 dated as of March 4, 2008, Amendment No. 4 dated as of March 28, 2008, Amendment No. 5 to Financing Agreement dated as of May 14, 2008, and Amendment No. 6 to Financing Agreement dated as of September 30, 2008, and as hereafter further amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”) pursuant to which Agent and Lenders provide Borrower with certain financial accommodations.

Borrower has requested that Agent and Lenders amend certain provisions of the Financing Agreement, and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                       Definitions.  All capitalized terms not otherwise defined herein shall have the meanings given to them in the Financing Agreement.

2.                                       Amendments to Financing Agreement.  Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Financing Agreement is hereby amended as follows:

(a)                                  Section 1.2 of the Financing Agreement is hereby amended, effective as of December 16, 2008, as follows:

(i)                                   The definition of “Assignment of Factoring Proceeds” is hereby amended and restated in its entirety as follows:

“Assignment of Factoring Proceeds” shall mean, (a) the Assignment of Factoring Proceeds among Agent, Initial Factor and Borrower dated as of the Closing Date and (b) on and after the date

Borrower enters into a Factoring Agreement with a Factor other than Initial Factor, the Assignment of Factoring Proceeds and Intercreditor Agreement among Agent, such Factor and Borrower dated as of such date, which shall be in form and substance satisfactory to Agent in all respects.

(ii)                                The definition of “Factor” is hereby amended and restated in its entirety as follows:

“Factor” shall mean Initial Factor and any other factor that is acceptable to Agent in its sole judgment.

(iii)                             The definition of “Factoring Agreement” is hereby amended and restated in its entirety as follows:

“Factoring Agreement” shall mean, (a) prior to December 16, 2008, the Factoring Agreement dated June 20, 2005 between Initial Factor and Borrower, as such agreement may be supplemented, modified, amended, amended and restated, or replaced with the consent of Agent, together in each case with an Assignment of Factoring Proceeds related thereto, (b) on and after December 16, 2008, the Amended and Restated Collection Services Factoring Agreement dated as of such date between Borrower and Initial Factor, as such agreement may be supplemented, modified, amended, amended and restated, or replaced from time to time with the consent of Agent and (c) on and after the date, if any, Borrower enters into a Factoring Agreement in form and substance satisfactory to Agent in all respects with a Factor other than Initial Factor, such Factoring Agreement, as it may be supplemented, modified, amended, amended and restated, or replaced from time to time with the consent of Agent.

(iv)                            A definition for the new term “Initial Factor” is hereby inserted into Section 1.2 as follows:

“Initial Factor” shall mean GMAC Commercial Finance LLC.

(b)                                 Schedule 4.5 to the Financing Agreement is hereby amended by adding the following Equipment and Inventory Locations at the end thereof, effective as of the date Agent shall have received a fully executed landlord’s lien waiver for each such new location, each in form and substance satisfactory to Agent in all respects,:

800 Federal Boulevard, Carteret, New Jersey 07008

51-53 Hook Road, Bayonne, New Jersey 07008

35 Enterprise Avenue, Secaucus, New Jersey 07094

809 East 236 Street, Carson, California 90745

500 Industrial Road, Carlstadt, New Jersey 07072

3.                                       Conditions of Effectiveness.  This Amendment shall become effective upon satisfaction of the following conditions precedent:

(a)                                  Agent shall have received four (4) copies of this Amendment executed by Borrower, Verrazano, Agent and Lenders.

(b)                                 All reasonable out-of-pocket costs and expenses incurred by Agent in connection with this Amendment or with the Financing Agreement, including without limitation attorneys fees and disbursements, shall have been paid by Borrower.

4.                                       Representations and Warranties.  Borrower and Verrazano each hereby represents and warrants as follows:

(a)                                  This Amendment and the Financing Agreement, as amended hereby, constitute its legal, valid and binding obligations and are enforceable against it in accordance with their respective terms.

(b)                                 Upon the effectiveness of this Amendment, it hereby reaffirms, in all material respects, all representations, warranties and covenants made in the Financing Agreement on and as of the date hereof except:  (i) to the extent such representation, warranties or covenants are limited by their terms to a specific date in which case they shall be true and correct in all material respects as of such date or (ii) for changes in the nature of its business or operations that may occur after the Closing Date in the ordinary course of business so long as Agent has consented to such changes or such changes are not in violation of any provision of the Financing Agreement or any Other Document.

(c)                                  No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

(d)                                 It does not have any defense, counterclaim or offset with respect to the Financing Agreement.

5.                                       Effect on the Financing Agreement.

(a)                                  Upon the effectiveness of Section 2 hereof, each reference in the Financing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Financing Agreement as amended hereby.

(b)                                 Except as specifically amended herein, the Financing Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Financing Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

6.                                       Governing Law.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

7.                                       Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8.                                       Counterparts; Facsimile.  This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party by facsimile or electronic transmission, including via “pdf” format, shall be deemed to be an original signature hereto.

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

RAFAELLA APPAREL GROUP, INC., as Borrower

By:
Name:
Title:

VERRAZANO, INC., as Guarantor

By:
Name:
Title:

HSBC BANK USA, NATIONAL ASSOCIATION, as Agent and as a Lender

By:
Name:
Title:

ISRAEL DISCOUNT BANK OF NEW YORK, as a Lender

By:
Name:
Title: